Exhibit 99.1

NASDAQ: TBBK
The Bancorp, Inc. • Investor Presentation • Sterne Agee Conference
February 2012

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward
-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,”
“continue,” or similar words. For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp, Inc.’s Form 10-K. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc.
does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. - Planning for Growth with Safety and Soundness
• Strategic Goal:
 ▪ Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 ▪ Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 ▪ Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 ▪ Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 ▪ Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Debit Cards
Direct Deposit
ATM
Branch Banking (at least once in last 12 months)
Online Banking (% of U.S. banking households)
Mobile Banking
Remote Deposit Capture

The Bancorp Inc.

The Bancorp, Inc. - Planning for Growth

Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2009
Source: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen
Mobile, Wall Street Journal, Mercatus Analytics

Revenue
Securities Portfolio
Primarily highly rated government obligations
• Interest Income
Government Guaranteed Lending
Loans to franchisees, 75% guaranteed by U.S. government
• Interest Income
Automobile Fleet Leasing
Well-collateralized Automobile Fleet Leasing
• Interest Income
• Non interest Income
Community Bank
Traditional Community Banking Products
• Interest Income
• Deposits
• Non interest Income
Wealth Management
Deposit and Lending for Clients of Wealth Firms
• Interest Income
• Deposits
• Non interest Income
Merchant Processing
Credit, Debit Card and ACH Processing
• Deposits
• Non interest Income
Healthcare
Health Savings Accounts and Flexible Spending Accounts
• Deposits
• Non interest Income
Prepaid Cards
Open Loop Prepaid Cards
• Deposits
• Non interest Income

The Bancorp Inc.

Business Model: A Distinct Business Strategy

Assets       Deposits

Total Revenue (1)

$63,285
$68,430
$84,749
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
78%
22%
80%
20%
65%
35%
2009
2010
2011
Net Interest Income
Non-Interest Income

The Bancorp Inc.

Revenue Composition

(1) Post provision net interest income and non-interest income excluding securities gains and losses.
$
71%
29%

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2009
2010
2011
51.9% CAGR
2009 Total $ 12,576
2010 Total $ 19,524
2011 Total $29,841
Category:
2010 to 2011 Year over year increase
Prepaid Card: 69.7%
Automobile Fleet Leasing: (8.5%)
Merchant Processing: 16.4%
Deposit and HSA fees: 35.7%
Debit card income: 20.1%
Other: 182.5%
Total Growth: 52.84%

The Bancorp Inc.

Non-Interest Income-Generating Strategies: Growth and Sustainability

$
(1) Excludes gains on investment securities.
(2) Excluding a one time legal settlement of $718,000 for the year ended 2011 the percentage increase would have been 103.2%.
Continued growth in non interest income(1)
(2)

16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Gross Dollar Volume
(dollars in thousands)
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Number of Active Cards
(in thousands)
2009
2010
2011
2011
2010
2009
2008
2007
Pre-2007
Number Active Cards

The Bancorp Inc.

Prepaid Gross Dollar Volume(1) and Cardholder Growth

Contracting Date
$
(1) Gross Dollar Volume is the total  amount spent on all cards outstanding within a given period.

78,000
76,000
74,000
72,000
70,000
68,000
66,000
64,000
62,000
60,000
58,000
56,000
(dollars in thousands)
2009
2010
2011

The Bancorp Inc.

Net Interest Income
Compressed Interest Rate Environment

9.5% CAGR
$

As with funding, TBBK employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations.

December 31, 2011

Automobile Fleet Leasing Portfolio, 5.9%
Investment Securities, 21.3%
Community Bank Lending, 64.0%
Wealth Management Lending, 7.4%
Government Guaranteed Lending, 1.4%

Balance

The Bancorp Inc.

Primary Asset-Generating Strategies: Business Line Overview
• Community Bank
 ▪ Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington banking market
• Automobile Fleet Leasing
 ▪ Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 50% of portfolio leased by state and federal agencies
• Wealth Management
 ▪ 17 affinity groups, managing $400 billion in assets
 • SEI Investments, Legg Mason, Genworth Financial Trust
 Company
 ▪ Generates securities backed loans and other loans
• Government Guaranteed Lending
 ▪ Loans from $250,000 to $1.5 million primarily to franchisees such as UPS Stores, Massage Envy, FASTSIGNS and Save a Lot
 which are 75% guaranteed by the U.S. government. Recently
 approved lines $100 +million
• Securities
 ▪ High credit quality tax exempt municipal obligations
 ▪ U.S. Government agency securities primarily 4-5 year average lives and other highly rated mortgage-backed securities

Category	(in thousands)	Avg. Yield
Community Bank	$ 1,418,121	4.37%
Government Guaranteed Lending	32,080	5.08%
Wealth Management	164,945	2.93%
Leasing Portfolio	129,682	7.37%
Investment Securities	471,336	3.54%

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
TBBK
Regional Peers(2)

Reserves/Loans[1]

1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
TBBK
Regional Peers

Reserves/Nonaccrual Loans[1]

1000%
800%
600%
400%
200%
0%
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
TBBK
Regional Peers

Texas Ratio - Peers (1),(2)

25%
20%
15%
10%
5%
0%
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
TBBK
Regional Peers

The Bancorp Inc.

Non-Accrual Loans/Total Loans(1)
Asset Quality Overview

(1) Regional peers include publicly traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of September 30, 2011; graphs represent median values. (2) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity). TBBK computed with consolidated capital. Source: SNL Financial

Deposit-Generating Strategies: Growth and Low Cost
The Bancorp has experienced strong growth in deposits at below-peer costs.

Growth in Average Deposits
	YTD Average Deposits (dollars in thousands)	Cost of Funds	Peer Cost of Funds(1)
2011	$ 2,562,130	0.41%	0.86%
2010	$ 2,014,203	0.61%	1.16%
Change	$ 547,927	-0.20%	-0.30%
% Change	27%	-33%	-26%
(1) Peer data source as of September 2011: Uniform Bank Performance Report for Banks $1-5 B in assets measuring interest expense to average interest earning assets.

3 < > 5 years
8%
< 1 year
50%
1 < > 3 years
42%

The Bancorp Inc.

Deposit-Generating Strategies: Sticky and Long-Term
The Bancorp has long-term, often exclusive agreements in place with its private label banking partners. We have retained 99% of maturing contracts.

Private Label Agreements by Remaining Contractual Term(1)
(1) Calculation based upon amount of deposits generated through each agreement. Does not include deposits associated with a third party with which
TBBK is disengaging in 2012.

Significant growth in prepaid card, healthcare and other deposit business lines support significantly lower average cost

1031 Exchange 4.4%
Merchant Processing 5.6%
Community Bank 13.3%
Healthcare 14.5%
Wealth Management 19.5%
Prepaid Cards (including DDA) 42.7%

CDs < $100k, 1.0%
CDs > $100k, 0.4%
MMDA & Savings, 45.6%
Checking, 53.0%

The Bancorp Inc.

Growth Engine: Where Do Deposits Come From?

December 31, 2011
Category	Balance (in millions)	Avg. Cost
Community Bank	$ 356	0.36%
Healthcare	390	1.14%
Prepaid Cards (including demand deposit accounts)	1,144	0.05%
Wealth Management	524	0.55%
Merchant Processing	150	0.51%
1031 Exchange	119	0.72%
Total Deposits: $2.7 billion
Average Cost: 0.41%
(Peer Average Cost: 0.86%)(1)
(1) Peer data source as of September 2011:
 Uniform Bank Performance Report for Banks
 $1-5 B in assets measuring interest expense
 to average interest earning assets.

Adjusted Operating Earnings[1]

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
(dollars in thousands)
CAGR
Q4
Q3
Q2
Q1
2009
2010
2011

The Bancorp Inc.

Operating Leverage

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined
 impact of changes in net interest income, non-interest income and certain other expenses.   Adjusted operating earnings exclude the impact of the
 provision for loan losses, income taxes, securities gains and losses and certain non-recurring items.  Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.
24.93%
$

The Bancorp, Inc. - Planning for Growth with Safety and Soundness
• Strategic Goal:
 ▪ Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 ▪ Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 ▪ Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 ▪ Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 ▪ Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

NASDAQ: TBBK
APPENDIX

Business Model: A Distinct Business Strategy

DEPOSITS
• Private-Label Banking: stable, lower-cost core deposits ▪ Healthcare ▪ Merchant Processing ▪ Prepaid Cards ▪ Wealth Management • Community Bank
Net Interest Margin
INCOME
Non-Interest Income: Stored value, leasing and merchant processing
ASSETS

 • Community Bank
 ▪ Above-peer credit quality, well-collateralized loans
 to local businesses and individuals in the
 Philadelphia/Wilmington market area
 • Automobile Fleet Leasing
 • Wealth Management
 ▪ Securities backed loans
 • Government Guaranteed Lending
 ▪ SBA Guaranteed Lending Program for National
 Franchises
 • Securities Portfolio:
 ▪ Primarily highly rated government obligations

Capital Ratios and Selected Financial Data

	As of or for the three months ended	As of or for the three months ended
	December 31, 2011	December 31, 2010
	(dollars in thousands)	(dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	9.02%	8.30%
Tier 1 capital to average assets	8.69%	8.37%
Tier 1 capital to total risk-weighted assets	14.64%	11.99%
Total Capital to total risk-weighted assets	15.89%	13.24%
Allowance for loan and lease losses to total loans	1.69%	1.49%

Balance Sheet Data:
Total assets	$ 3,010,681	$ 2,395,723
Total loans, net of unearned costs (fees)	1,744,828	1,619,195
Allowance for loan and lease losses	29,568	24,063
Total cash and cash equivalents	749,174	472,319
` Total investments	471,336	252,529
Deposits	2,682,551	2,024,097
Short-term borrowings	0	136,000
Shareholders’ equity	271,479	198,906

Selected Ratios:
Return on average assets	0.43%	0.34%
Return on average common equity	4.84%	4.01%
Net interest margin	2.89%	3.36%
Book value per share	$ 8.18	$ 7.60

Current Loan Portfolio and Asset Quality Overview at 12/31/2011
Category (dollars in thousands)	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q4 2011 Quarterly Charge-offs (net)
Commercial	$ 450,411	26%	$6,450	0.37%	$ 2,855	$242	$ 717	$ (645)
Commercial mortgage	609,487	35%	3,672	0.21%	-	2,041	1,697	(555)
Construction	246,611	14%	4,949	0.28%	720	825	942	(256)
Direct financing leases (auto leases)	129,682	7%	-	0.00%	-	1,836	745	(39)
Residential mortgage	96,110	6%	1,264	0.07%	3,830	-	-	(994)
Securities backed loans and other	209,041	12%	1,252	0.07%	-	2	-	(459)
Total	$ 1,741,342	100%	$ 17,587	1.00%	$7,405	$ 4,946	$4,101	$ (2,948)

Bancorp’s Real Estate Lending Business Targets Well-Positioned Attractive,
Stable Markets
• Commercial lending is substantially all in greater Philadelphia/Wilmington metropolitan area
 ▪ Consists of the 12 counties surrounding Philadelphia and Wilmington, including Philadelphia,
 Delaware, Chester, Montgomery, Bucks and Lehigh Counties in Pennsylvania; New Castle County in
 Delaware; and Mercer, Burlington, Camden, Ocean and Cape May Counties in New Jersey.
• Philadelphia/Wilmington and the surrounding markets encompass a large population, stable economic activity and attractive demographics.
• Throughout the current down cycle and in prior cycles, the Philadelphia region has exhibited significant stability, which is reflected in a lesser reduction in housing prices and negative equity compared to the rest of the nation, as shown below.

	Home Prices Q3-2008 to Q3-2011 (1)	Home Prices Q3-2010 to Q3-2011 (1)
United States	-13.4%	-3.9%
Philadelphia, PA	-10.01%	-3.9%
3rd Quarter 2011 (2)	US	NJ	DE	PA
% of Homes with Negative Equity	22.1%	16.3%	14.2%	7.9%
(1) Source: Fiserv Case-Shiller Home Price Indexes
(2) Source: CoreLogic

NASDAQ: TBBK
www.thebancorp.com